UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

authID Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

authID Inc.

2026

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

July 6, 2026

at 10:00 a.m. Eastern Time

Virtual Meeting to be Held by Webcast

authID Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 6, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of authID Inc. (“authID” or the “Company”) will be held virtually by webcast, on July 6, 2026, at 10:00 a.m. Eastern Time, to consider the below proposals. As in recent years, in order to provide safe and expanded access, improved communication, reduced environmental impact and cost savings, the Annual Meeting will be held in a virtual meeting format. You will need to register in advance to attend the meeting at authID 2026 Annual Shareholder Meeting Registration at https://edge.media-server.com/mmc/p/gjg9vtrn/.

1.	To elect the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026;

3.	To approve and ratify adoption of the 2026 Equity Incentive Plan and the authorization of 3,500,000 shares of common stock for issuance under the 2026 Equity Incentive Plan; and

4.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” the directors set forth in Proposal 1 and “FOR” Proposals 2 and 3. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting.

As we did for the 2025 Annual Meeting, in order to provide safe and expanded access, improved communication, reduced environmental impact and cost savings we are pleased that for this year’s Annual Meeting we will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the meeting. You will need to register by visiting: authID 2026 Annual Shareholder Meeting Registration at https://edge.media-server.com/mmc/p/gjg9vtrn/ prior to the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting.

We are pleased to embrace technology to provide safe and expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

However, whether or not you plan to attend the meeting virtually, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, please provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting virtually and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 6, 2026. In addition to the copies you have received, the Proxy Statement and our 2025 Annual Report on Form 10-K to Stockholders are available at: www.investorvote.com/AUID.

By Order of the Board of Directors

/s/ Rhoniel A. Daguro
Rhoniel A. Daguro
Chief Executive Officer

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING VIRTUALLY, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

authID Inc.
1580 North Logan Street, Suite 660
Unit 51767
Denver, CO 80203
516-274-8700

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of authID Inc. (“authID” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held virtually via webcast on July 6, 2026, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about June 1, 2026.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock virtually in person, or by delivering to the Corporate Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on May 7, 2026, will be entitled to receive notice of, attend virtually and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

authID Inc. has furnished these materials to you in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on July 6, 2026, at 10:00 a.m. Eastern virtually via webcast. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about June 1, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by registering at authID 2026 Annual Shareholder Meeting Registration at https://edge.media-server.com/mmc/p/gjg9vtrn/ in advance of the meeting. You also will be able to vote your shares online by going to www.investorvote.com/AUID.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10.00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

Prior to the commencement of the meeting please go to authID 2026 Annual Shareholder Meeting Registration at https://edge.media-server.com/mmc/p/gjg9vtrn/. There you will be asked to register with your name, e-mail address and company details — or if none insert “Individual”.

We encourage stockholders to vote prior to the meeting but if you wish to vote on the day of the meeting you will be able to vote your shares online by going to www.investorvote.com/AUID and please follow the instructions in “How to Vote” below and on your Proxy Card.

Why are you holding a virtual meeting instead of a physical meeting?

In order to provide safe and expanded access for all stockholders, improved communication, reduced environmental impact and cost savings we are very pleased that for this year’s Annual Meeting will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the meeting by registering in advance at: authID 2026 Annual Shareholder Meeting Registration at https://edge.media-server.com/mmc/p/gjg9vtrn/ prior to the meeting date and time described in the accompanying proxy statement. You will be able to vote your shares electronically by going to www.investorvote.com/AUID. There is no physical location for the Annual Meeting. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

Notice of Internet Availability (Notice and Access)

Instead of mailing a printed copy of our proxy materials to each shareholder, we are furnishing proxy materials via the Internet. This reduces both the costs and the environmental impact of sending our proxy materials to our shareholders. If you received a “Notice of Internet Availability,” you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability will instruct you how to access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote by telephone.

If you would like to receive a printed or emailed copy of our proxy materials, you should follow the instructions for requesting such materials included on the documents you received. In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on the documents you received. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual shareholder meetings.

This proxy statement will first be made available to our shareholders this Proxy Statement and the form of proxy relating to the 2026 Annual Meeting filed with the SEC on June 1, 2026.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting; and

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

What is the proxy card?

The proxy card enables you to appoint Edward Sellitto, our Chief Financial Officer, and Graham Arad, our General Counsel and Company Secretary, as your representatives at the Annual Meeting. By completing and returning a proxy card, or by voting electronically or by telephone you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card (or submitted electronically or by telephone). This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including:

(i)	The election of six persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(ii)	Ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026; and

(iii)	approval and ratification of the adoption of the 2026 Equity Incentive Plan and authorization of 3,500,000 shares of common stock for issuance under the 2026 Equity Incentive Plan.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one-third of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 16,132,487 shares of authID common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 5,377,496 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Our stockholders may hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

How can I get electronic access to the proxy materials?

In addition to the copies of this proxy that you may receive, the Notice of Internet Availability provides you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet at www.investorvote.com/AUID;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on May 7, 2026, your shares were registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered a stockholder of record with respect to those shares, and the Notice of Internet Availability, or Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares via the Internet or by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on May 7, 2026, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by calling the toll free number found on the Proxy Card.

●	By Mail. You may vote by completing, signing, dating and returning your Proxy Card in the pre-addressed, postage-paid envelope provided.

●	In Person Virtually. You may attend and vote at the Annual Meeting virtually. When you log on to the Webcast there will be instructions about how to vote.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	In Person Virtually. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. When you log on to the Webcast there will be instructions about how to vote.

How will my vote be counted if I have not yet exchanged my stock certificate for new Common Shares?

On June 14, 2021 we completed a 1-for-30 reverse stock split of our shares of common stock and on June 26, 2023 we completed a 1-for-8 reverse stock split of our shares of common stock. Upon implementation of each reverse split, all stockholders were notified and encouraged to exchange their old paper stock certificates for new shares of common stock in electronic book entry form. If you have not yet exchanged your certificate you will still be able to vote your shares and your votes will be counted on an “as exchanged”, post-split basis as of the record date May 7, 2026.

We encourage you to exchange your old paper certificate for new electronic shares, using the exchange form provided. If you have lost your certificate or the exchange form, or have any questions about the exchange process, please contact Computershare at +1- 877-373-6374 (U.S.) +1-781-575-3100 (Outside the US), via the website http://www.computershare.com/investor or by e-mail to web.queries@computershare.com.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers (see What happens if I do not give specific voting instructions). As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	for election of the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

●	for ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026;

●	for the approval and ratification of the adoption of the 2026 Equity Incentive Plan and authorization of 3,500,000 shares of common stock for issuance under the 2026 Equity Incentive Plan.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025 or this Proxy Statement, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025 or this Proxy Statement, as applicable. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to authID Inc.,1580 North Logan Street, Suite 660, Unit 51767, Denver, Colorado 80203; Attention: Corporate Secretary.

Interest of Officers and Directors in matters to be acted upon

Except for the election to our Board of the nominees set forth herein, the right for non-employee directors to receive additional option grants following the approval of the increase in the number of shares of common stock that may be issued under the 2026 Equity Incentive Plan, and the approval of the grants previously made to executive officers under the 2026 Equity Incentive Plan, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of authID’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of May 7, 2026, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of authID’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of May 7, 2026, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name	Position	Number of Shares of Common Stock		Percentage of Common Stock(1)
Officers and Directors
Stephen J. Garchik	Director	1,676,166	(2)	10.4%
Rhoniel A. Daguro	Director, CEO	452,856	(3)	2.7%
Ken Jisser	Director	182,015	(4)	1.1%
Edward Sellitto	CFO	99,192	(5)	*
Thomas R. Szoke	CTO	80,282	(6)	*
Michael L. Koehneman	Director	74,734	(7)	*
Jacqueline L. White	Director	73,234	(8)	*
Erick Soto	CPO	56,112	(9)	*
Kunal Mehta	Director	57,427	(10)	*
Ram Menghani	Director	32,685	(11)	*
Nicholas Shevelyov	Director	32,685	(12)	*
Total Officers, Directors and 5% Stockholders		2,817,387		17.4%

*	Represents less than 1% of the Company’s issued and outstanding shares of common stock.

(1)	Applicable percentage ownership is based on 16,132,487 shares of common stock outstanding as of May 7, 2026. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of the reference date of this table are deemed to be beneficially owned by the person holding such securities for computing the percentage of ownership of such person, but are not treated as outstanding for computing the percentage ownership of any other person. Options or warrants which are not vested, or expected to be vested as of July 7, 2026, are referenced in the footnotes below for the sake of completeness, but are not included in the figures in the above table.

(2)	Includes (i) 1,073,563 shares of common stock held by Mr. Garchik personally, (ii) 170,834 shares of common stock held by the Garchik 2019 Irrevocable Trust (“2019 Trust”) of which Mr. Garchik is a trustee and beneficiary, (iii) 130,975 shares of common stock held by Garchik Universal Limited Partnership, which Mr. Garchik jointly controls with his sister, (iv) 268,109 shares of common stock held by the Marla Garchik 2020 Irrevocable Trust (the “2020 Trust”) of which Mr. Garchik is a beneficiary, (v) a warrant to purchase 1,000,000 shares of common stock held by the 2020 Trust at an exercise price of $1.00 per share, exercisable from October 29, 2026; (vi) a stock option to acquire 12,500 shares of common stock at an exercise price of $3.90 per share which vest over a three-year period after each Annual Meeting subject to continued service, and (vii) a stock option to acquire 38,024 shares of common stock at an exercise price of $3.90 per share, which vest over a period of 12 months. A total of 32,685 of the stock options will be vested as of July 7, 2026..

(3)	Includes (i) 24,833 shares of common stock, (ii) a stock option to purchase 306,875 shares of common stock at an exercise price of $3.176 vesting subject to achievement of performance and service conditions, and (iii) a stock option to purchase 183,125 shares of common stock at an exercise price of $5.48 vesting subject to achievement of performance and service conditions. A total of 441,348 of the stock options will be vested as of July 7, 2026.
(4)	Includes (i) 122,245 shares of common stock, (ii) a stock option to acquire 12,500 shares of common stock at an exercise price of $2.64 per share which vest over a three-year period after each Annual Meeting subject to continued service, (iii) a stock option to acquire 3,125 shares of common stock at an exercise price of $5.48 per share, (iv) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, (v) a stock option to acquire 38,024 shares of common stock at an exercise price of $3.90 per share, which vest over a period of 12 months, and (vi) a warrant to purchase 250,000 shares of common stock at an exercise price of $1.00 per share, exercisable from October 29, 2026. A total of 59,770 of the stock options will be vested as of July 7, 2026.
(5)	Includes (i) a stock option to acquire 50,000 shares of common stock at an exercise price of $8.87 vesting subject to achievement of performance and service conditions, (ii) a stock option to acquire 7,000 shares of common stock at an exercise price of $9.25 per share, and (iii) a stock option to acquire 45,000 shares of common stock at an exercise price of $5.35 per share, which vest over a period of 12 months. A total of 99,192 of the stock options will be vested as of July 7, 2026.
(6)	Includes (i) 5,269 shares of common stock, (ii) 12,500 shares of common stock held by Mrs. Szoke, (iii) a stock option to acquire 12,500 shares of common stock at an exercise price of $2.64 per share, (iv) a stock option to acquire 17,013 shares of common stock at an exercise price of $5.48 per share, and (v) a stock option to acquire 33,000 shares of common stock at an exercise price of $5.35 per share, which vest over a period of 12 months. A total of 62,513 of the stock options will be vested as of July 7, 2026.

(7)	Includes (i) 1,471 shares of common stock, (ii) 29 shares of common stock held by Mrs. Koehneman, (iii) a stock option to acquire 7,813 shares of common stock at an exercise price of $62.40 per share, (iv) a stock option to acquire 1,280 shares of common stock at $121.28 per share, (v) a stock option to acquire 4,371 shares of common stock at $24.24 per share, (vi) a stock option to acquire 15,625 shares of common stock at an exercise price of $5.48 per share, (vii) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, and (viii) a stock option to acquire 38,024 shares of common stock at an exercise price of $3.90 per share, which vest over a period of 12 months. A total of 73.234 of the stock options will be vested as of July 7, 2026.
(8)	Includes (i) a stock option to acquire 7,813 shares of common stock at an exercise price of $62.40 per share, (ii) a stock option to acquire 1,280 shares of common stock at $121.28 per share, and (iii) a stock option to acquire 4,371 shares of common stock at $24.24 per share, and (iv) a stock option to acquire 15,625 shares of common stock at an exercise price of $5.48 per share, (v) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, and (vi) a stock option to acquire 38,024 shares of common stock at an exercise price of $3.90 per share, which vest over a period of 12 months. A total of 73,234 of the stock options will be vested as of July 7, 2026.
(9)	Includes (i) 1 share of common stock, (ii) a stock option to acquire 100,000 shares of common stock at an exercise price of $6.94 per share, which vest over a period of 36 months, and (iii) a stock option to acquire 1,000 shares of common stock at an exercise price of $5.35 per share, which vest over a period of 12 months. A total of 56,111 of the stock options will be vested as of July 7, 2026.
(10)	Includes (i) 4,167 shares of common stock, (ii) a stock option to acquire 12,500 shares of common stock at an exercise price of $7.78 per share, which vest over a three-year period after each Annual Meeting subject to continued service, (ii) a stock option to acquire 782 shares of common stock at an exercise price of $7.78 per share, (iii) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, and (iv) a stock option to acquire 38,024 shares of common stock at an exercise price of $3.90 per share, which vest over a period of 12 months. A total of 53,260 of the stock options will be vested as of July 7, 2026.
(11)	Includes (i) a stock option to acquire 12,500 shares of common stock at an exercise price of $3.90 per share, which vest over a three-year period after each Annual Meeting subject to continued service, and (ii) a stock option to acquire 38,024 shares of common stock at an exercise price of $3.90 per share, which vest over a period of 12 months. A total of 32,685 of the stock options will be vested as of July 7, 2026.
(12)	Includes (i) a stock option to acquire 12,500 shares of common stock at an exercise price of $3.90 per share, which vest over a three-year period after each Annual Meeting subject to continued service, and (ii) a stock option to acquire 38,024 shares of common stock at an exercise price of $3.90 per share, which vest over a period of 12 months. A total of 32,685 of the stock options will be vested as of July 7, 2026.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The current Directors and Officers of the Company are as follows:

Name	Age	Position
Rhoniel A. Daguro(2)	51	Director and Chief Executive Officer
Edward Sellitto	41	Chief Financial Officer
Thomas R. Szoke	62	Chief Technology Officer
Erick Soto	38	Chief Product Officer
Stephen J. Garchik	72	Director
Ken Jisser	48	Director
Michael L. Koehneman*(1)(2)(4)	65	Director
Kunal Mehta(1)(3)	57	Director
Ram Menghani	65	Director
Nicholas Shevelyov	53	Director
Jacqueline L. White*(1)(3)	62	Director

*	denotes Committee Chair

(1)	Audit Committee
(2)	Governance Committee
(3)	Compensation Committee
(4)	Lead Independent Director

Rhoniel A. Daguro

Mr. Daguro joined our company as a director on March 9, 2023 and was appointed CEO on March 23, 2023. He has over 20 years of sales, marketing, technology, and venture capital experience. He has built multiple profitable software and professional services firms. Most recently, from 2018 to 2022, he served as the Chief Revenue Officer of Socure Inc. Prior to that, Mr. Daguro held various executive sales positions with Persistent Systems, Hortonworks, and Oracle.

Edward C. Sellitto

Mr. Sellitto joined authID as Chief Financial Officer of the Company on August 15, 2023. Mr. Sellitto has over 15 years of experience in Financial Management and Revenue Operations roles supporting a wide range of industries and company sizes, from startups to Fortune 100 organizations. Most recently, from December 2022 through present, he served as Vice President, Revenue Operations at Zero Hash, a Digital Asset-as-a-Service infrastructure provider. From February 2022 through December 2022, Mr. Sellitto served as the Head of Go-To-Market Financial Planning and Analysis for Sprinklr (NYSE: CXM) and held various roles including Director — Sales Operations and VP — Revenue Operations with Source from May 2019 through February 2022. Further, from 2018 to 2019, Mr. Sellitto served as the Director — Sales Operations for SmartSource Rentals. Ed holds an MBA in Corporate Finance and Strategy from the Stern School of Business at New York University.

Thomas R. Szoke

Mr. Szoke is a co-founder of authID and has over 35 years of executive management, solutions engineering, and operations management experience in Government Security, Identity Access Management and SaaS solutions industries. He rejoined the Company as a Director on March 9, 2023 and in April 2023 became the Company’s Chief Technology Officer. Mr. Szoke previously served as a Director and the Company’s Chief Solutions Architect and has held several other executive positions since its inception, from 2013 through 2021. He has also expanded the Company’s market presence and product portfolio through technological innovation and global strategic partnerships. Mr. Szoke has been issued several US and international patents focused on identity solutions and has pioneered the concept and development of different product lines for the Company including its Multi-Factor Out-of-Band Identity and Transaction Authentication Platform. From 2021 to 2023, he was an independent consultant for the Company and others.

Erick Soto

Mr. Soto joined authID as Chief Product Officer of the Company on September 23, 2024. Mr. Soto is a seasoned product leader with over 15 years of experience in product management within the fintech and identity industries. Mr. Soto most recently served as Chief Product Officer at Oxygen Health, a provider of health benefit plans, from September 2023, through August 2024. From September 2022 to August 2023, Mr. Soto was Chief Product Officer — New Digital Initiatives at BBVA, the global financial services group. Prior to that from April 2018 to July 2022, Erick was VP of Product at Socure, a provider of identity verification and fraud prevention solutions.

Stephen J. Garchik

Mr. Garchik has been associated with the Company for more than 10 years as a major investor and supporter and now holder of 10% of the outstanding common stock. Mr. Garchik has since 1997 been President of SJM Partners, a real estate development, design and construction, leasing and management company. SJM Partners owns over 40 retail, commercial and residential properties. Mr. Garchik serves on the board of several non-profit institutions. He holds a Bachelor of Science and M.B.A. degree from the Wharton School at the University of Pennsylvania.

Ken Jisser

Mr. Jisser joined authID on March 9, 2023. He is the Founder & CEO of The Pipeline Group, Inc., a technology-enabled services company that aims to deliver business results for companies looking to build predictable and profitable pipeline. Mr. Jisser founded the company in his garage in 2017, and it reached #415 among the fastest growing private companies in America, according to Inc. Magazine rankings published in 2021. Prior to that, Mr. Jisser served as GTM Advisor at Druva Inc., where he rebuilt the global inside sales team.

Michael L. Koehneman

Mr. Koehneman joined our company as a Director on June 9, 2021. Mr. Koehneman previously held various positions at Pricewaterhouse Coopers, a global accounting firm, through 2020, including the Global Advisory Chief Operating Officer and Human Capital Leader from 2016 through 2019, the U.S. Advisory Operations Leader from 2005 through 2016 responsible for the oversight of Advisory services for PwC, including business unit performance, finance, investments, human resources, acquisitions, and administration, and the Lead Engagement Partner for Financial Statement Audits and Internal Control and Security Reviews from 1993 through 2004 for several public and private company audits. Since 2020 he has also served as a director and member of the Audit Committee of Aspen Group, Inc.

Kunal Mehta

Mr. Mehta became a Director of the Company on March 25, 2024. Mr. Mehta has over 25 years of experience building value-creation programs for private equity firms and industry experience scaling global revenue operations, marketing, and sales programs for several of the biggest names in the technology space. From January to November 2025, Mr. Mehta joined LaunchQ Inc. (dba TPG Technologies), a go-to-market technology company, as CEO. From 2022-2024, he was an Expert Partner at Boston, Massachusetts-based Bain & Company, working with a number of Private Equity firms to accelerate Go To Market (GTM) value creation. Between Sept 2019 and March 2022, he built the Go To Market (GTM) Center of Excellence at Menlo Park, CA-based Technology Crossover Ventures (TCV). From September 2018 to March 2019, Mr. Mehta worked at Druva, a private equity backed portfolio company as VP of Sales Strategy and Operations. Mr. Mehta began his management career at Hewlett-Packard, progressing through a series of solutions, marketing, and enablement roles with increasing responsibility. Mr. Mehta earned his MBA in Management of Information Systems, BA in Economics from The George Washington University in Washington, DC, and MHS in Health Finance & Management from Johns Hopkins.

Ram Menghani

Mr. Menghani has been President of NEC Enterprise Communication Technologies, Inc. since 2020, having joined NEC Corporation of America in 2001, serving in various roles in product management and development. He has over 30 years of global leadership experience in unified communications, product innovation, and digital transformation. Mr. Menghani’s track record includes forging partnerships with major tech players like Microsoft and Oracle, modernizing legacy systems into cloud-based models, and guiding startups to successful exits.

Nicholas Shevelyov

Mr. Shevelyov is a cybersecurity executive with 30 years of experience who served as Chief Security and Privacy Officer and later as Chief Information Officer at Silicon Valley Bank from 2007 to 2021. He led key initiatives in cybersecurity strategy, cloud transformation, and modern software delivery there. Nick Shevelyov was an early design partner to industry leaders like Palo Alto Networks, Zscaler, and FireEye. In 2021, he published “Cyber War…and Peace” and founded and serves as CEO of vCSO.ai, a cybersecurity advisory firm supporting organizations such as Group 42, the Audubon Society, and multiple cybersecurity product companies. Nick also serves on the Bay Area CSO Council and Cofense boards. Mr. Shevelyov has a Bachelor’s degree in Economics from San Francisco State University and an MBA from University of San Fransico School of Management.

Jacqueline L. White

Ms. White joined our company as a Director on June 9, 2021. Ms. White has been a leader in enterprise technology software and IT consulting for the past 25 years. Ms. White has held global positions at SAP, Oracle, and Accenture, always leading diverse, high performing organizations around the world. In May 2023 Ms. White became President of i2C Inc, which operates a global payments and digital banking platform. Prior to that, Ms. White joined the Executive Management Team of Temenos AG (Six: TEMN), a company specializing in enterprise software for banks and financial services, as the President of the Americas Region in January 2021. Ms. White led the Banking & Capital Markets line of business of DXC Technology Co. (NYSE: DXC) as Senior Vice President and Practice Lead from September 2019 to January 2021. From January 2018 through September 2019, Ms. White served as the Chief Revenue Officer of Saltstack, a VM Ware Company, and from January 2015 through January 2018 as Global Senior Vice President Global FSI Consulting for SAP (NYSE: SAP). Prior to joining SAP, Ms. White held various positions with Accenture Services Pvt. Ltd., Oracle, BearingPoint and Novell. Ms. White was named by Utah Business Magazine as “Top Executives to Watch” in July 2020. Ms. White received a BA in Comparative Literature from Brigham Young University and a Leadership Certificate from Boston University.

Board & Committees

Board meetings during calendar year ended 2025

During 2025, the Board of Directors held eleven meetings as well as committee meetings, as outlined below. Each director attended all of the meetings of the Board and all of the meetings held by all committees on which such director served, apart from one Board meeting which one director was not able to attend. The Board and the Pricing Committee that was formed for the purposes of approval of the funding transactions in April and May 2025 also approved certain actions by unanimous written consent.

Committees established by the Board

The Board of Directors has standing Audit, Compensation, and Governance Committees. Information concerning the function of each Board committee follows.

Audit Committee

The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter which is posted on the Corporate Governance page under the tab labeled “Board Committees” on our Investor Relations website at https://investors.authid.ai. The Board has designated the Chair of the Committee as the “audit committee financial expert” as defined by the SEC. During 2025, the Audit Committee held four meetings. The Committee also approved certain actions by unanimous written consent.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of our named executive officers and administers our stock option and incentive compensation plans. The Compensation Committee has adopted a Compensation Committee Charter which is posted on the Corporate Governance page under the tab labeled “Board Committees” on our Investor Relations website at https://investors.authid.ai. During 2025, the Compensation Committee held two meetings and also approved certain actions by unanimous written consent.

Governance Committee

The Governance Committee is responsible for considering potential Board members, nominating Directors for election to the Board, implementing the Company’s corporate governance policies, recommending compensation for the Board and for all other purposes outlined in the Governance Committee Charter, which is posted on the Corporate Governance page under the tab labeled “Board Committees” on our Investor Relations website at https://investors.authid.ai. During 2025, the Governance Committee held one meeting.

Nomination of Directors

As provided in its charter, the Governance Committee is responsible for identifying individuals qualified to become directors. The Governance Committee seeks to identify director candidates based on input provided by a number of sources including (1) the Governance Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

Ultimately director nominees are selected by a majority of the independent Directors constituting a majority of the Board’s independent Directors in a vote in which only independent Directors participate.

Except as set forth below, during the year ended December 31, 2025, there have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

Legal Proceedings

There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Board Leadership Structure and Role in Risk Oversight

The Board recognizes that the leadership structure and combination or separation of the CEO and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed the Board the flexibility to establish the most appropriate structure for the Company at any given time.

In June 2021, the Board elected to separate the role of Chief Executive Officer and Chairman of the Board of Directors. Currently, Mr. Daguro serves as the Chief Executive Officer and Mr. Koehneman serves as the Lead Independent Director. Mr. Trelin resigned as Chairman of the Board effective February 20, 2024 and the Company has not yet appointed another permanent Chair at this time and Mr. Daguro chairs meetings of the Directors. The Board believes that the separation of the Chairman of the Board and CEO roles currently provides the most efficient and effective leadership model for the Company as it encourages free and open dialogue regarding competing views and provides for strong checks and balances. Specifically, the balance of powers among our CEO and the Lead Independent Director facilitates the active participation of all directors and enables the Board to provide more effective oversight of management. In addition, the Board believes that this separation enables our CEO to focus on the management and operations of our business and the development and implementation of strategic initiatives, while our Lead Independent Director leads the Board in the performance of its responsibilities.

The Board, led by the Audit Committee, is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board at Board meetings include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Legal Proceedings

There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Family Relationships

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers has:

●	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

●	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

●	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

●	Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To our knowledge, none of our directors and executive officers has at any time been subject to any proceedings:

●	that were initiated by any regulatory, civil or criminal agency

●	in which claims alleging fraud were asserted and seeking damages in excess of $100,000

Code of Ethics

We have adopted a Code of Business Conduct and Ethics Policy (the “Code of Ethics”) that applies to all directors and officers, which is posted on the Corporate Governance page under the tab labeled “Board Committees” on our Investor Relations website at https://investors.authid.ai. The Code of Ethics describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	compliance with applicable governmental laws, rules and regulations;

●	the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the code; and

●	accountability for adherence to the Code of Ethics.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2025 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that three directors filed Form 3 late.

Equity Award Grant Practices

Equity awards are made by the Compensation Committee, are discretionary and are not granted to executive officers and employees at any specific time in the year. In April 2024 the Board adopted a Policy on Granting Equity Awards (“Equity Policy”). Under the Equity Policy, awards to employees shall be made on a date when the Company’s insider trading window is “open” (i.e., when the Company is not in possession of material non-public information), and which is at least three business days after the most recent release of the Company’s quarterly or annual earnings, or Form 8-K Current Report that discloses material non-public information. With respect to grants made to executive officers, and new hires who will become executive officers the Company shall not grant and/or price of stock options or other incentive securities under any securities-based compensation arrangement of the Company during the period beginning four (4) business days before and ending one (1) business day after the filing by the Company of a Form 10-Q Quarterly Report, Form 10-K Annual Report or Form 8-K Current Report that discloses material non-public information (other than a current report on Form 8 — K disclosing a material new option award grant under Item 5.02(e) of that form). Grants of stock options to new hires (other than those who will become Section 16 officers), will not be subject to the same restrictions but will be made on the later of the date of approval of the grant by the Compensation Committee and the date of commencement of employment.

Annual grants of equity awards to members of the Board shall be effective within three business days after the date of the Annual Stockholders Meeting at which such Director is elected or re-elected (subject that being in an open period in accordance with the previous paragraph). For Directors appointed other than at an Annual Stockholders Meeting, initial grants of equity awards shall be effective on the date the Director is appointed (subject that being in an open period in accordance with the previous paragraph).

In each case where applicable, the exercise/grant price for an award will be equal to the closing market price of our common stock on the grant date.

Compensation of Directors

The following table sets forth the compensation of non-management Directors earned during the year ended December 31, 2025.

Compensation of Directors

		Cash	Option
		Compensation	Awards	Total
	Year	($)	($)	($)

Michael Koehneman	2025	10,000	117,000	127,000
Board Member	2024	10,000	113,559	123,559

Jacqueline White	2025	10,000	117,000	127,000
Board Member	2024	10,000	113,559	123,559

Michael Thompson*	2025	6,000	9,750	15,750
Board Member	2024	8,000	113,559	121,559

Ken Jisser	2025	8,000	117,000	125,000
Board Member	2024	8,000	113,559	121,559

Kunal Mehta	2025	8,000	117,000	125,000
Board Member	2024	6,151	200,968	207,119

Stephen J. Garchik**	2025	2,000	155,463	157,463
Board Member	2024	-	-	-

Shrikrishna Venkataraman***	2025	2,000	155,463	157,463
Board Member	2024	-	-	-

Nicholas Shevelyov**	2025	2,000	155,463	157,463
Board Member	2024	-	-	-

Ram Menghani**	2025	2,000	155,463	157,463
Board Member	2024	-	-	-

*	Resigned August 18, 2025.

**	Elected June 26, 2025.
***	Elected June 26, 2025. Resigned May 5, 2026

In May 2025, the Board approved that the compensation policy for non-employee directors will continue as previously adopted in August 2024 as follows:

●	That annual cash compensation payable to each non-employee Director of $8,000 (or $10,000 for Committee chairs), paid quarterly; and

●	That with respect to the year awards to be made following the 2025 Annual Meeting, each non-employee director be awarded options to purchase shares of Common Stock (“Shares”) equivalent in value to $117,000 for the current year, to be granted following the Annual Meeting.

EXECUTIVE COMPENSATION

Executive Compensation

The below table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to (i) all individuals serving as the Company’s principal executive officers or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and (ii) the Company’s two most highly compensated executive officers other than the principal executive officers serving at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Name and Title	Year	($)	($)	($)	($)	($)	($)
Rhoniel Daguro	2025	400,000	-	(107,770)	225,000	14,000	531,230
CEO (1)	2024	400,000	-	-	300,000	13,800	713,800

Edward Sellitto	2025	275,000	54,450	190,035	-	13,200	532,685
CFO (2)	2024	275,000	165,000	-	-	9,964	449.964

Erick Soto	2025	325,000	21,450	4,223	-	10,279	360,952
Chief Product Officer (3)	2024	88,750	17,760	571,323	-	1,625	679,458

(1)	Mr. Rhoniel A. Daguro, a director of the Company, was hired as Chief Executive Officer of the Company in consideration of an initial annual salary of $400,000. Mr. Daguro will be eligible for an annual target bonus of up to $375,000 based on performance milestones. For the period beginning April 1, 2023 bonus amount of $75,000 shall be payable upon the Company achieving increments of $1,000,000 in total contract value of all customer agreements less claw backs (“Bookings”) up to an aggregate of $5,000,000 in Bookings. Above $5,000,000 a bonus amount of $75,000 shall be payable upon the Company achieving increments of $4,000,000 in total contract bookings up to an aggregate of $17,000,000. Mr. Daguro has earned a bonus of $75,000 in 2025 for non-equity incentive compensation based on Bookings in 2025. He also earned $300,000 in 2024 for non-equity incentive compensation based on Bookings in 2024, of which a $225,000 adjustment was assessed in September 2025 based on revised performance metrics. The adjustment of $225,000, net of $75,000 in 2025 earnings, or a total of $150,000, was repaid in December 2025 by way of a surrender of 71,977 stock options having a Black Scholes value equal to the amount of the adjustment. For subsequent years, Mr. Daguro and the Compensation Committee of the Board will mutually agree as to the performance targets to earn for the annual bonus. Additionally, the Company provided Mr. Daguro with an initial grant of options (“Initial Grant”) to purchase 306,875 shares of common stock for a period of ten years vesting subject to achievement of performance and service conditions, at an exercise price of $3.176 per share. Pursuant to his offer letter the Company granted Mr. Daguro additional options to acquire 183,125 shares of common stock for a period of ten years vesting subject to achievement of performance and service conditions (the “Additional Grant”) at an exercise price of $5.48 per share. The aggregate grant date fair market value of Mr. Daguro’s stock options was $1,185,100. Additionally, on June 4, 2025, the Company granted Mr. Daguro options to acquire 10,000 shares of common stock at an exercise price of $5.35 for ten years, vesting over twelve months. The grant date fair market value of the option grant was $42,230. Mr. Daguro has not exercised or realized a gain on his vested stock options as of the date of this report’s submission. All other compensation is primarily the Company’s 401(k) match.

The Company also entered an Executive Retention Agreement with Mr. Daguro, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Daguro is entitled to receive an amount equal to 100% of his base salary, the actual bonus earned but unpaid for the previous year and any bonus that was earned but unpaid prior to the termination date. Further, upon termination upon a change of control or an involuntary termination, the Company will reimburse Mr. Daguro for the cost of continuation of health coverage for Mr. Daguro and his eligible dependents pursuant to COBRA until the earlier of 12 months following the termination date, the date Mr. Daguro and his dependents are eligible for health coverage from a new employer or the date Mr. Daguro and his eligible dependents are no longer eligible for COBRA.

Additionally, Mr. Daguro prior to being appointed as Chief Executive Officer received $2,000 for Director’s Compensation in 2023.

(2)	Mr. Edward Sellitto was hired as Chief Financial Officer of the Company on July 31, 2023 in consideration of an annual salary of $250,000. As of January 1, 2024, Mr. Sellitto’s annual salary was increased to $275,000. Mr. Sellitto will be eligible for an annual target bonus of up to 60% of base salary based on achievement of performance milestones, as Mr. Sellitto and the Compensation Committee of the Board, will mutually agree for each year. The accrued expected bonus for the 2025 year is $54,450 and the bonus earned for the 2024 year was $165,000. At the outset of employment, Mr. Sellitto was provided with a grant of options to purchase 50,000 shares of common stock vesting subject to achievement of performance and service conditions at an exercise price of $8.87, with an exercise period of 10 years. The grant date fair market value of the option grant was $260,500. The employment of Mr. Sellitto will be at will and may be terminated at any time, with or without formal cause. Additionally, on December 21, 2023, the Company granted Mr. Sellitto options to acquire 7,000 shares of common stock at an exercise price of $9.25 for ten years, vesting over twelve months. The grant date fair market value of the option grant was $54,803. On June 4, 2025, the Company also granted Mr. Sellitto options to acquire 45,000 shares of common stock at an exercise price of $5.35 for ten years, vesting over twelve months. The grant date fair market value of the option grant was $190,035. Mr. Sellitto has not exercised or realized a gain on his vested stock options as of the date of the submission of this report. All other compensation is primarily the Company’s 401(k) match.

(3)	Mr. Erick Soto was hired as Chief Product Officer on September 23, 2024 in consideration of an annual salary of $325,000. Mr. Soto will be eligible for an annual target bonus of up to 20% of base salary based on achievement of performance milestones. The accrued expected bonus for 2025 is $21,450 and the bonus earned for the 2024 year was pro-rated to $17,760. At the outset of employment, Mr. Soto was provided with a grant of options to purchase 100,000 shares of common stock vesting subject to achievement of performance and service conditions at an exercise price of $6.94, with an exercise period of 10 years. The grant date fair market value of the option grant was $571,323. On June 4, 2025, the Company also granted Mr. Soto options to acquire 1,000 shares of common stock at an exercise price of $5.35 for ten years, vesting over twelve months. The grant date fair market value of the option grant was $4,223. Mr. Soto has not exercised or realized a gain on his vested stock options as of the date of the submission of this report. All other compensation is primarily the Company’s 401(k) match.

The Company also entered an Executive Retention Agreement with Mr. Soto, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Soto is entitled to receive an amount equal to 100% of his base salary.

On October 6, 2023, the Board adopted the Company’s Policy for the Recovery of Erroneously Awarded Compensation, in accordance with Nasdaq Rule 5608 (“Clawback Policy”). The Clawback Policy provides for the reasonably prompt recovery by the Company of Incentive Based Compensation paid to a Covered Person (an executive officer and certain other specified senior employees), to the extent erroneously awarded, following an Accounting Restatement by the Company. The Clawback Policy applies to all Incentive Based Compensation paid after the date of adoption of the Clawback Policy. (All capitalized terms in this paragraph are as defined in the Clawback Policy). The foregoing description of the Clawback Policy is not complete and is qualified in its entirety by reference to the full text of the Clawback Policy which was filed as an exhibit to the Quarterly Report on Form 10-Q for the period ended September 30, 2023 and is incorporated by reference herein.

Other than the 401(k) retirement plan which allows employer match of 100% of up to 3% employee 401(k) payroll contribution and 50% of 3%-5% employee 401(k) payroll contribution, the Company currently has no other retirement, pension, or profit-sharing plan covering its officers and directors. The Company provides medical benefits on a cost sharing basis and has a dental plan which is fully paid by the employees. (See “Executive Agreements” below.)

Grant of Plan-Based Awards

During the calendar year ended December 31, 2025, the following grants were made to named executive officers:

●	Company granted Mr. Daguro stock options to acquire 10,000 shares of common stock that vest over a twelve month period. See above for additional disclosure.

●	Company granted Mr. Sellitto stock options to acquire 45,000 shares of common stock that vest over a twelve month period. See above for additional disclosure.

●	The Company granted Mr. Soto stock options to acquire 1,000 shares of common stock that vest over a 12 month period. See above for additional disclosure.

During the calendar year ended December 31, 2024, the following grants were made to named executive officers:

●	The Company granted Mr. Soto stock options to acquire 100,000 shares of common stock that vest over a 3 year period. See above for additional disclosure.

There were no other grants of plan-based awards or common stock options, to other named executive officers during the years ended December 31, 2025, and December 31, 2024.

Outstanding Equity Awards to Executive Officers

The following table sets forth information with respect to outstanding equity awards held by our named executive officers as of December 31, 2025.

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Executive Officer
Rhoniel Daguro	306,875	-	-	3.18	4/10/33
Rhoniel Daguro	111,148	-	-	5.48	6/28/33
Rhoniel Daguro	5,000	5,000	-	5.35	6/4/35
Edward Sellitto	38,888	11,112	-	8.87	8/15/33
Edward Sellitto	7,000	-	-	9.25	12/21/33
Edward Sellitto	26,250	18,750	-	5.35	6/4/35
Erick Soto	41,666	58,334	-	6.94	11/29/34
Erick Soto	583	417	-	5.35	6/4/35

Option Exercises and Stock Vested Table

There have been no option exercises and restricted stock vesting during the year ended December 31, 2025 by any named executive officers

Certain Relationships and Related Transactions and Director Independence

The Company is listed on the Nasdaq Capital Market and therefore the Company is complying with the Nasdaq Listing standards applicable to director independence. Pursuant to Rule 4200 of The Nasdaq Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Nasdaq rules require companies to maintain a Board a majority of the members of which are independent directors. Additionally, compensation committee members must not have a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

The Company’s board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review the board has determined that there are six independent directors, including all the members of the Audit, and Compensation Committee and a majority of the Governance Committee.

Sale of Common Stock

On June 27, 2024, Stephen Garchik, a holder of 10% of the outstanding shares, purchased 150,000 shares of the Company’s common stock at a price of $1,125,000. The purchase price of the shares issued in this transaction was the same as the purchase price paid by all other investors in the same round and represented a 24% discount to the Nasdaq Official Closing Price in effect on the date of the transaction. Mr. Garchik was elected as a director on June 26, 2025.

Also on June 27, 2024, Michael Thompson, a former Director of the Company purchased 12,254 shares of the Company’s common stock at an aggregate price of $100,000, as part of the Company’s Registered Direct offering.

On November 24, 2025, Stephen Garchik, a Director of the Company purchased 126,609 shares of the Company’s common stock at an aggregate price of $216,500, as part of the Company’s Registered Direct offering.

Private Placement April 2026

On April 29, 2026 a trust of which Stephen Garchik, a Director of the Company, is a beneficiary purchased a $1,000,000 Senior Secured Debenture, together with accompanying stock purchase warrants to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $1.50 per share and also received 120,482 shares of common stock at a price of $1.245 per share in lieu of fees and interest, as part of the Company’s Bridge Loan private placement.

Also on April 29, 2026 Ken Jisser, a Director of the Company, purchased a $250,000 Senior Secured Debenture, together with accompanying stock purchase warrants to purchase 250,000 shares of the Company’s common stock at an exercise price of $1.50 per share and also received 30,120 shares of common stock at a price of $1.245 per share in lieu of fees and interest, as part of the Company’s Bridge Loan private placement.

Director & Executive Compensation

Mr. Rhoniel A. Daguro, a director of the Company, was hired as Chief Executive Officer of the Company in consideration of an initial annual salary of $400,000. Mr. Daguro will be eligible for an annual target bonus of up to $375,000 based on performance milestones. For the period beginning April 1, 2023, a bonus amount of $75,000 shall be payable upon the Company achieving increments of $1,000,000 in total contract value of all customer agreements less claw backs (“Bookings”) up to an aggregate of $5,000,000 in Bookings. Above $5,000,000 a bonus amount of $75,000 shall be payable upon the Company achieving increments of $4,000,000 in total contract bookings up to an aggregate of $17,000,000. Mr. Daguro has earned a bonus of $75,000 in 2025 for non-equity incentive compensation based on Bookings in 2025. He also earned $300,000 in 2024 for non-equity incentive compensation based on Bookings in 2024, of which a $225,000 adjustment was assessed in September 2025 based on revised performance metrics. The adjustment of $225,000, net of $75,000 in 2025 earnings, or a total of $150,000, was repaid in December 2025 with a surrender of 71,977 stock options having a Black Scholes value equal to the amount of the adjustment. For subsequent years, Mr. Daguro and the Compensation Committee of the Board will mutually agree as to the performance targets to earn for the annual bonus. Additionally, the Company provided Mr. Daguro with an initial grant of options (“Initial Grant”) to purchase 306,875 shares of common stock for a period of ten years vesting subject to achievement of performance and service conditions, at an exercise price of $3.176 per share. Pursuant to his offer letter the Company granted Mr. Daguro additional options to acquire 183,125 shares of common stock for a period of ten years vesting subject to achievement of performance and service conditions (the “Additional Grant”) at an exercise price of $5.48 per share. The aggregate grant date fair market value of the option grants was $1,185,100. Additionally, on June 4, 2025, the Company granted Mr. Daguro options to acquire 10,000 shares of common stock at an exercise price of $5.35 for ten years, vesting over twelve months. The grant date fair market value of the option grant was $42,230.

The Company also entered an Executive Retention Agreement with Mr. Daguro, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Daguro is entitled to receive an amount equal to 100% of his base salary, the actual bonus earned but unpaid for the previous year and any bonus that was earned but unpaid prior to the termination date. Further, upon termination upon a change of control or an involuntary termination, the Company will reimburse Mr. Daguro for the cost of continuation of health coverage for Mr. Daguro and his eligible dependents pursuant to COBRA until the earlier of 12 months following the termination date, the date Mr. Daguro and his dependents are eligible for health coverage from a new employer or the date Mr. Daguro and his eligible dependents are no longer eligible for COBRA.

Thomas R. Szoke, a former director of the Company, agreed to serve as Chief Technology Officer of the Company on April 12, 2023 in consideration of an initial annual salary of $250,000. Mr. Szoke received an initial signing bonus of $20,833 and will be eligible for an annual target bonus of up to $200,000 based on performance milestones. For the period beginning April 1, 2023, a bonus amount of $40,000 shall be payable upon the Company achieving increments of $1,000,000 in total contract value of all customer agreements less claw backs (“Bookings”) up to an aggregate of $5,000,000 in Bookings. Above $5,000,000 a bonus amount of $40,000 shall be payable upon the Company achieving increments of $4,000,000 in total contract bookings up to an aggregate of $17,000,000. Mr. Szoke has earned a bonus of $40,000 in 2025 for non-equity incentive compensation based on Bookings in 2025. He also earned $160,000 in 2024 for non-equity incentive compensation based on Bookings in 2024, of which a $120,000 adjustment was assessed in September 2025 based on revised performance metrics. The adjustment of $160,000, net of $40,000 in 2025 earnings, or a total of $80,000, was repaid in December 2025 with a surrender of 42,154 stock options having a Black Scholes value equal to the amount of the adjustment. For subsequent years, Mr. Szoke and the Compensation Committee of the Board will mutually agree as to the performance targets to earn for the annual bonus.

The vesting criteria of Mr. Szoke’s Stock Options to acquire 12,500 shares of common stock previously granted to Mr. Szoke on March 14, 2023 (the “Original Grant”) were amended pursuant to an Amended and Restated Stock Non-Statutory Option Agreement providing for vesting subject to achievement of performance and service conditions. All other terms of the Original Grant were not changed. On June 28, 2023, the Company made an additional grant of options to Mr. Szoke to acquire 50,000 shares of common stock at the exercise price of $5.48 per share for a period of ten years vesting subject to achievement of performance and service conditions. The aggregate grant date fair market value of the option grants was $182,000. On December 21, 2023, the Company made an additional grant of options to Mr. Szoke to acquire 5,000 shares of common stock at the exercise price of $9.25 per share for a period of ten years vesting subject to achievement of performance and service conditions. The aggregate grant date fair market value of the option grants was $39,145. On June 4, 2025, the Company made an additional grant of options to Mr. Szoke to acquire 33,000 shares of common stock at the exercise price of $5.35 per share for a period of ten years vesting subject to achievement of performance and service conditions. The aggregate grant date fair market value of the option grants was $139,359.

The Company also entered an Executive Retention Agreement with Mr. Szoke, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Szoke is entitled to receive an amount equal to 100% of his base salary, the actual bonus earned but unpaid for the previous year and any bonus that was earned but unpaid prior to the termination date. Further, upon termination upon a change of control or an involuntary termination, the Company will reimburse Mr. Szoke for the cost of continuation of health coverage for Mr. Szoke and his eligible dependents pursuant to COBRA until the earlier of 12 months following the termination date, the date Mr. Szoke and his dependents are eligible for health coverage from a new employer or the date Mr. Szoke and his eligible dependents are no longer eligible for COBRA.

On March 25, 2024, Mr. Kunal Mehta was appointed as a Director of the Company, upon the standard terms for non-employee Directors. On May 20, 2024, Mr. Mehta was granted an option to purchase 13,282 shares of common stock at an exercise price of $7.78 per share. 12,500 of the shares vest annually in equal amounts over a three-year period commencing in 2025 and 782 shares vested monthly in equal amounts over a three-month period commencing March 2024.

On August 13, 2024, the Company granted 15,627 options each at the exercise price of $8.67 per share to Messrs. Michael Koehneman, Michael Thompson, Ken Jisser, Kunal Mehta and Ms. Jacqueline White, in accordance with the Company’s compensation policy for non-employee directors. Each such option vests over a period of twelve months.

On June 26, 2025, Messrs. Stephen Garchik, Ram Menghani, Nicholas Shevelyov and Shrikrishna Venkataraman were elected as directors by the stockholders at the 2025 Annual Meeting. On September 4, 2025, the Company made a grant of options to each of Messrs. Garchik, Venkataraman, Shevelyov, Menghani to acquire 12,500 shares of common stock at the exercise price of $3.90. The shares vest annually in equal amounts over a three-year period commencing in 2026.

On September 4, 2025, the Company made a grant of options to each of Messrs. Mehta, Jisser, Koehneman, Garchik, Venkataraman, Shevelyov, Menghani and to Ms. White to acquire 38,024 shares each of common stock at the exercise price of $3.90 per share, in accordance with the Company’s compensation policy for non-employee directors. Each such option vests over a period of twelve months.

On August 18, 2025, Michael C. Thompson resigned as a director of the Company. On September 4, 2025, the Company made a grant of options to Mr. Thompson to acquire 3,169 shares of common stock at the exercise price of $3.90 per share, exercisable for a period of three years from his date of resignation, vesting immediately to reflect his service as a member of the Board through the date of his resignation. On September 16, 2025, the board of directors of the Company (the “Board”) agreed to vest the unvested portion of an option granted to Mr. Thompson on March 14, 2023, amounting to 4,167 shares. The Board also agreed to extend the expiration Mr. Thompson’s vested options to a period of three years after the date of his resignation.

Mr. Thomas Thimot, a former director and CEO of the Company resigned upon the appointment of Mr. Daguro as Chief Executive Officer on March 23, 2023. On March 23, 2023, the Company and Thomas Thimot entered into a Confidential Separation Agreement and General Release for the purposes of separation of Mr. Thimot from the Company as Chief Executive Officer and an employee by mutual consent and settling, compromising, and resolving all claims between them. Mr. Thimot’s resignation was effective March 23, 2023. In addition to the Company paying all accrued but unpaid salary and providing reimbursement for all outstanding expenses, the Company agreed to pay Mr. Thimot $325,000 which was deferred until the earlier of April 1, 2025 and a change of control of the Company. In April 2025, the Company and Mr. Thimot mutually agreed to a settlement payment comprised of $95,000 in cash, $206,000 in common stock and $24,000 in stock options. All such payments to Mr. Thimot were made in April 2025.

Employment Agreements

Since June 2023, the Company has employed Dale Daguro, the brother of our CEO, Rhoniel Daguro as a VP Sales. Dale Daguro’s employment is at will and may be terminated at any time, with or without cause. Dale’s compensation is commensurate with other executives employed by the Company at a similar level of seniority and experience. During the year ended December 31, 2025, Dale Daguro earned approximately $283,000 in base salary and sales commission.

Commercial Agreements

On June 6, 2023, the Company entered into a services agreement with The Pipeline Group, Inc. (“TPG”). Ken Jisser, a director of the Company, is the founder and CEO of TPG, a technology-enabled services company that aims to deliver business results for companies looking to build a predictable and profitable pipeline. The agreement provides that TPG will assist in providing outsourced sales including business development resources for outbound calling, provide support for automated dialing technology, classify customer data and other sales related services for an initial term of one year. On October 25, 2023, on December 19, 2023 and on August 26, 2024, the Company entered into amendments to the above services agreement, pursuant to which TPG will provide certain additional services to the Company. In consideration of the services, the Company paid TPG $70,000 per month. On September 26, 2025 and April 13, 2026, the Company signed further amendments with TPG to reduce the monthly fees to $42,000 and $13,500, respectively. The September amendment is effective October 1, 2025 and the April amendment is effective June 7, 2026. On September 30, 2025, the Company entered into a services agreement with TPG. The agreement provides that the Company will provide biometric authentication services to TPG for an initial term of two years, with an annual license fee of $2,500 and monthly minimum fees ramping to $1,000 per month. The summary of the agreements entered with TPG is qualified in its entirety by reference to the forms of such agreements, which were filed as exhibits to certain of the Company’s filings with the SEC.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF SIX DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Rhoniel A. Daguro(2)	51	Director and Chief Executive Officer
Ken Jisser	48	Director
Michael L. Koehneman*(1)(2)(4)	65	Director
Kunal Mehta(1)(3)	57	Director
Ram Menghani	65	Director
Jacqueline L. White*(1)(3)	62	Director

*	denotes Committee Chair
(1)	Audit Committee
(2)	Governance Committee
(3)	Compensation Committee
(4)	Lead Independent Director

Rhoniel A. Daguro

Mr. Daguro joined our company as a director on March 9 2023 and was appointed CEO on March 23, 2023. He has over 20 years of sales, marketing, technology, and venture capital experience. He has built multiple profitable software and professional services firms. Most recently, from 2018 to 2022, he served as the Chief Revenue Officer of Socure Inc. Prior to that, Mr. Daguro held various executive sales positions with Persistent Systems, Hortonworks, and Oracle.

Mr. Daguro has over 20 years of management and sales experience in the technology industry, with particular experience in identity verification and authentication. This experience provides our Board of Directors with a valuable perspective regarding the industry in which the Company operates, management, sales and strategy.

Ken Jisser

Mr. Jisser joined authID on March 9, 2023. He is the Founder & CEO of The Pipeline Group, Inc., a technology-enabled services company that aims to deliver business results for companies looking to build predictable and profitable pipeline. Mr. Jisser founded the company in his garage in 2017, and it reached #415 among the fastest growing private companies in America, according to Inc. Magazine rankings published in 2021. Prior to that, Mr. Jisser served as GTM Advisor at Druva Inc., where he rebuilt the global inside sales team.

Mr. Jisser has over 20 years of management, entrepreneurial and sales experience in the technology industry. This experience provides our Board of Directors with a valuable perspective regarding management, operations, sales and strategy.

Michael L. Koehneman

Mr. Koehneman joined our company as a Director on June 9, 2021. Mr. Koehneman previously held various positions at Pricewaterhouse Coopers, a global accounting firm, through 2020, including the Global Advisory Chief Operating Officer and Human Capital Leader from 2016 through 2019, the U.S. Advisory Operations Leader from 2005 through 2016 responsible for the oversight of Advisory services for PwC, including business unit performance, finance, investments, human resources, acquisitions, and administration, and the Lead Engagement Partner for Financial Statement Audits and Internal Control and Security Reviews from 1993 through 2004 for several public and private company audits. Since 2020 he has also served as a director and member of the Audit Committee of Aspen Group, Inc.

Mr. Koehneman brings over 30 years’ experience working as a CPA and consultant to public and private companies. This accounting and financial expertise provides our Board of Directors with valuable insight regarding audit and financial matters, as well as corporate governance and management.

Kunal Mehta

Mr. Mehta has over 25 years of experience building value-creation programs for private equity firms and industry experience scaling global revenue operations, marketing, and sales programs for several of the biggest names in the technology space. Since 2022, he is an Expert Partner at Boston, Massachusetts-based Bain & Company, working with a number of Private Equity firms to accelerate Go To Market (GTM) value creation. Between Sept 2019 and March 2022, he built the Go To Market (GTM) Center of Excellence at Menlo Park, CA-based Technology Crossover Ventures (TCV). In these roles, he developed the GTM strategy that led to more efficient account targeting, demand generation, sales process, faster speed-to-market, significantly higher NPS scores, and the development of a podcast with some of the best operators in the software industry. From September 2018 to March 2019, Mr. Mehta worked at Druva, a private equity backed portfolio company as VP of Sales Strategy and Operations. Mr. Mehta was originally recruited from a Vista Equity company Infoblox (August 2016 to September 2018), where he led the implementation of several Vista operating processes, including interlocking with key Vista Execs and board members. Previously, as Director, Global Sales Enablement for VMware End-User Computing, Mr. Mehta implemented the business unit’s enablement platform from the ground up to a model program replicated across other VMware businesses. Earlier, as Director, Global Enablement for data integrity software company Informatica, Mr. Mehta turned around an inefficient sales accreditation process and developed scalable enablement programs and tools to address skills gaps and eliminate sales tool redundancies. Mr. Mehta began his management career at Hewlett-Packard, progressing through a series of solutions, marketing, and enablement roles with increasing responsibility. He created the first effective enablement model to support programs delivered to sales, presales, and partners and transformed the training content to focus on consultative sales over product functionality. Mr. Mehta earned his MBA in Management of Information Systems, BA in Economics from The George Washington University in Washington, DC, and MHS in Health Finance & Management from Johns Hopkins.

Mr. Mehta brings over 25 years’ experience serving as an advisor and executive officer in the software industry focusing on sales in addition to experience in the private equity industry. This experience, provides our Board of Directors with important insight regarding the sales and operational matters.

Ram Menghani

Mr. Menghani has been President of NEC Enterprise Communication Technologies, Inc. since 2020, having joined NEC Corporation of America in 2001, serving in various roles in product management and development. He has over 30 years of global leadership experience in unified communications, product innovation, and digital transformation.

Mr. Menghani’s track record includes forging partnerships with major tech players like Microsoft and Oracle, modernizing legacy systems into cloud-based models, and guiding startups to successful exits. With deep expertise in product strategy, global markets, and digital innovation, Mr. Menghani brings invaluable insight, transformative leadership, and a strong network to our Board of Directors

Jacqueline L. White

Ms. White joined our company as a Director on June 9, 2021. Ms. White has been a leader in enterprise technology software and IT consulting for the past 25 years. Ms. White has held global positions at SAP, Oracle, and Accenture, always leading diverse, high performing organizations around the world. After leading the Banking & Capital Markets line of business of DXC Technology Co. (NYSE: DXC) as Senior Vice President and Practice Lead from September 2019 to January 2021, Ms. White joined in January 2021 the Executive Management Team of Temenos AG (Six: TEMN), a company specializing in enterprise software for banks and financial services, as the President of the Americas Region. From January 2018 through September 2019, Ms. White served as the Chief Revenue Officer of Saltstack, a VM Ware Company, and from January 2015 through January 2018 as Global Senior Vice President Global FSI Consulting for SAP (NYSE: SAP). Prior to joining SAP, Ms. White held various positions with Accenture Services Pvt. Ltd., Oracle, BearingPoint and Novell. Ms. White was named by Utah Business Magazine as “Top Executives to Watch” in July 2020. Ms. White received a BA in Comparative Literature from Brigham Young University and a Leadership Certificate from Boston University.

Ms. White brings over 20 years of experience as a business leader in technology companies and international businesses. This experience, provides our Board of Directors with a valuable perspective regarding corporate management, technology operations and strategy.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The aggregate fees incurred for each of the last two years for professional services rendered by Cherry Bekaert LLP, the independent registered public accounting firm (PCAOB ID 00677) or the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of financial statements for its quarterly reports (Form 10-Q) are reported below.

The total fees billed by Cherry Bekaert, LLP in 2025 aggregated $277,258 which includes fees for the audit of financial statements and review of the quarterly financial statements for 2025. Additionally, the Company paid Cherry Bekaert, LLP $38,908 for services associated with the filing of the Company’s S-3 and Prospectus Supplements.

The total fees billed by Cherry Bekaert, LLP in 2024 aggregated $202,682 which includes fees for the audit of financial statements and review of the quarterly financial statements for 2024. Additionally, the Company paid Cherry Bekaert, LLP $28,455 for services associated with the filing of the Company’s S-1 and Prospectus Supplements.

The Audit Committee by its Charter pre-approves all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. The Audit Committee approved the services rendered for the audit of the financial statements for the year ended December 31, 2025 and December 31, 2024 in addition to the services rendered for the filing of the quarterly financial statements on Form 10-Q in 2025 and 2024.

The following table sets forth the fees billed by Cherry Bekaert, LLP for audit, audit-related, tax and all other services rendered for 2025 and 2024 (in thousands):

	2025	2024
Audit Fees	$238.4	$174.2
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
Other Fees	$38.9	$28.4
Total Fees	$277.3	$202.6

The current policy of the directors, acting via the Audit Committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10K and Q filings.

Required Vote

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and cast for this specific item.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2026.

PROPOSAL NO. 3

APPROVAL OF THE ADOPTION AND RATIFICATION OF THE AUTHID INC. 2026 EQUITY
INCENTIVE PLAN AND AUTHORIZATION OF 3,500,000 SHARES OF
COMMON STOCK FOR ISSUANCE UNDER THE AUTHID INC. 2026 EQUITY INCENTIVE PLAN

At the Annual Meeting, the Company’s stockholders are being asked to approve and ratify the adoption of the 2026 Equity Incentive Plan (the “2026 Plan”) and the authorization of 3,500,000 shares of common stock for issuance under the 2026 Plan. The following is a summary of principal features of the 2026 Plan, which is not complete, and is qualified in its entirety by reference to the full text of the 2026 Plan, which is attached as Exhibit A to this Proxy Statement. Readers should review the 2026 Plan for a complete understanding of the terms and conditions associated with this proposal.

General

The 2026 Plan was adopted by the Board of Directors. The Board of Directors has reserved 3,500,000 shares of common stock for issuance under the 2026 Plan as well as (a) the balance of the shares which were not allocated to awards under the Company’s 2024 Equity Incentive Plan (the “2024 Incentive Plan”) and (b) any shares which are forfeited or cancelled under awards granted under the 2024 Incentive Plan, or other prior or subsequent compensation plans, or otherwise, shall become available for issuance under the 2026 Plan. Under the 2026 Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder. Other types of equity awards may also be granted under the Plan including but not limited to restricted stock, restricted stock units, and stock appreciation rights, which together with the ISO’s and Non-ISO’s are hereinafter collectively referred to as “Awards”.

The 2026 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Purpose

The primary purpose of the 2026 Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company’s business and to facilitate the ownership of the Company’s stock by employees. Since the launch of the 2024 Incentive Plan the Company has issued Non-ISO’s under the 2024 Incentive Plan, as well as Awards outside of the 2024 Incentive Plan as Incentive Grants to new employees pursuant to Nasdaq Rule 5635(c)(4) and following terminations and hires since the beginning of 2025 as of April 30, 2026 there are approximately 2,295,000 shares outstanding under Awards granted under the all previous plans. Of those, approximately 1,540,000 Options have an exercise price in excess of $5.00 per share with approximately 374,000 priced in excess of $15.00 per share. In light of the anticipated increase in business that the Company is developing and seeking, and having regard to recent efficiency measures undertaken by the Company, it is essential that the Company retain the remaining key personnel in order to support that business. Accordingly, on May 12, 2026 the Board, acting through its Compensation Committee resolved, subject to ratification by the stockholders, (1) To adopt the 2026 Plan and (2) to seek authorization of 3,500,000 shares of common stock for issuance under the 2026 Plan. If the 2026 Plan is approved by the stockholders there will be a total of 3,500,000 shares reserved for issuance under the 2026 Plan and no further Awards may be granted under the 2024 Incentive Plan.

In the event that the proposed 2026 Plan is not approved by the Company, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants. To date a total of approximately 1,285,000 options have been granted under the 2026 Plan to executives and employees. This includes a grant of 650,248 options to Mr. Daguro by way of retention incentive, as to whom the Compensation Committee agreed to grant options to bring his aggregate equity interest up to an amount equal to 6% of the Company’s outstanding stock, after taking into account the shares issued and to be issued under the current financing rounds. All such grants under the 2026 Plan are subject to approval of the 2026 Plan by the stockholders and are not exercisable unless and until such approval is granted. At present, our board of directors has no immediate plans, arrangements or understandings to issue awards under the 2026 Plan, except as stated herein and for the options to be granted under the non-management Director compensation plans referenced above.

Administration

The 2026 Plan is administered by the Board or by a committee of the Board that may be designated by the Board to administer the Plan (currently the Compensation Committee) , composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All questions of interpretation of the 2026 Plan are determined by the Board or such Committee, and its decisions are final and binding upon all participants.

Eligibility

Under the 2026 Plan, equity grants may be granted to employees, officers, directors or consultants of the Company, as provided in the 2026 Plan. As of April 30, 2026, approximately 36 employees (including four executive officers), nine non-employee board members and 3 consultants were eligible to participate in the 2026 Plan.

Terms of Awards

The terms of Awards granted under the Plan shall be contained in an agreement between the participant and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan. The terms of Awards may or not require a performance condition in order to vest the equity comprised in the relevant Award. The terms of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a)	PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2026 Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less than 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 100% of the fair market value of such Common Shares at the time such Option is granted.

(b)	VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Committee, in its discretion, at the time such Option is granted.

(c)	EXPIRATION. The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Committee at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the “Grant Date”). Each Option shall be subject to earlier termination as expressly provided in the 2026 Plan or as determined by the Committee, in its discretion, at the time such Option is granted.

(d)	TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e)	OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2026 Plan, or by resolution of the Directors, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements, unless the entity which is the successor entity offers the Optionee substitute Awards to replace the Company Options which shall terminate.

(f)	TERMINATION, MODIFICATION AND AMENDMENT. The 2026 Plan (but not Awards previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Award shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The common stock acquired under the 2026 Incentive Plan may be reoffered or resold only pursuant to an effective registration statement, which the Company intends to file assuming this proposal is approved by the shareholders, or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and cast on this proposal is required for the approval of the 2026 Incentive Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ADOPTION OF THE AUTHID INC. 2026 EQUITY INCENTIVE PLAN.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of authID’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 may be obtained without charge by writing to the Chief Financial Officer, authID Inc., 1580 North Logan Street, Suite 660, Unit 51767, Denver, CO 80203. authID’s Annual Report on Form 10-K can also be found on authID’s website: investors.authid.ai.

Stockholders Proposals for the 2027 Annual Meeting.

Stockholder proposals intended to be presented at the Company’s 2027 Annual Meeting must be received by the Company no later than February 1, 2027 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Proposals should be addressed to authID Inc., Attn. Corporate Secretary, 1580 North Logan Street, Suite 660, Unit 51767, Denver, CO 80203.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2027 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before April 17, 2027 (pursuant to Rule 14a-4 of the Exchange Act, 45 days before the anniversary of the prior year’s mailing date) and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders’ proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If we first receive notice of the matter after April 17, 2027, and the matter nonetheless is permitted to be presented at the 2027 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements. Accordingly, with respect to the Company’s 2027 Annual meeting of stockholders, notice must be provided to authID Inc., Attn. Corporate Secretary, 1580 North Logan Street, Suite 660, Unit 51767, Denver, CO 80203 no later than April 17, 2027. If a stockholder fails to provide timely notice of a proposal to be presented at the 2025 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Rhoniel A. Daguro
Rhoniel A. Daguro
Chief Executive Officer

EXHIBIT A

AUTHID INC.

2026 EQUITY INCENTIVE PLAN

This AUTHID INC. 2026 Equity Incentive Plan (the “Plan”) is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1. Definitions.

(a) “Board” - The Board of Directors of the Company.

(b)  “Cause” means (a) embezzlement or misappropriation of funds; (b) conviction of, or entry of a plea of nolo contendre to, a felony involving moral turpitude; (c) commission of material acts of dishonesty, fraud, or deceit; (d) breach of any material provisions of any employment agreement, confidentiality agreement or invention assignment agreement; (e) habitual or willful neglect of duties; (f) breach of fiduciary duty; or (g) material violation of any other duty whether imposed by law or the Board.

(c) “Code” - The Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” - The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board who are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “ Exchange Act”).

(e) “Company” - AUTHID INC. and its subsidiaries including subsidiaries of subsidiaries.

(f) “Exchange Act” - The Securities Exchange Act of 1934, as amended from time to time.

(g) “Fair Market Value” - The fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Board or Committee.

(h) “Grant” - The grant of any form of Option, Stock Award, or Stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(i) “Grant Agreement” - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j) “Incentive Stock Option” – An Incentive Stock Option, granted in accordance with Section 422 of Code.

(k) “Option” - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Non-statutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

(l) “Participant” - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(m) “Restricted Stock Purchase Offer” - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(n) “Securities Act” - The Securities Act of 1933, as amended from time to time.

(o) “Stock” - Authorized and issued or unissued shares of common stock of the Company.

(p) “Stock Award” - A Grant made under the Plan in Stock, denominated in units of Stock or denominated in some other method reflecting an increase in value of Stock or some other security of the Company, for which the Participant is not obligated to pay additional consideration.

2. Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Non-statutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the Fair Market Value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions (including performance terms and conditions or market criteria) to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant, including the vesting conditions (or waiver of any vesting conditions) and the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3. Eligibility; Cancellation.

(a) General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b) Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company. The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Non-statutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Non-statutory Option.

(c) Non-statutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a “Non-statutory Option” or which sets forth the intention of the parties that the Option be a Non-statutory Option.

(d) Stock Awards and Restricted Stock Purchase Offers: The provisions of Section 3(b) shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

(e) Cancellation and Rescission of Grants. Unless an agreement with a Participant specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of their agreement pertaining to the Grant and/or the Plan, or any material provisions of any agreement entered with the Company including, but not limited to, any employment agreement, consulting agreement, confidentiality agreement or invention assignment agreement. Upon exercise, payment or delivery pursuant to a Grant, the Optionee or Participant shall certify on a form acceptable to the Board that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 3(e) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Optionee or Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Optionee or Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Optionee or Participant received in connection with the rescinded exercise, payment or delivery.

4. Stock.

(a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b) Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed the aggregate of (i) 3,500,000, and (ii) such number of shares of Stock which are allocated to awards granted under other compensation plans (or outside of any such plan), which are cancelled, forfeited, repurchased, or lapse after the effective date of this Plan and which shall thereafter become available for Grants under the Plan, and (iii) such number of shares of Stock that are available for awards under the Company’s 2024 Equity Incentive Plan but which are not allocated to any award or grant under such plan as of the date of approval of the Plan b the stockholders and which shall thereafter become available for Grants under the Plan. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c) Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d) Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under any Restricted Stock Purchase Offer will be used for general corporate purposes.

(e) No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5. Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a) Number of Shares: Each Option shall state the number of shares of Stock to which it pertains.

(b) Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i) Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder and Nonstatutory Options shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), Fair Market Value, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the common stock is listed on a national securities exchange, the closing price of the common stock in the principal trading market for the common stock on such date, as reported by the exchange (or on the last preceding trading date if such security was not traded on such date); (ii) if the common stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the average of the bid and asked prices on such date, as reported by the OTC Bulletin Board or the OTC Markets Inc. or similar publisher of such quotations; and (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above or if there is no or limited trading volume or limited liquidity in the common stock as determined by the Board in its sole discretion, the Fair Market Value shall be determined by the Board, which determination shall be conclusive and binding.

(c) Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the purchased shares directly to such brokerage firm in order to complete the sale transaction.

(iii) by cancellation of shares of Stock which are allocated to the Option, based on the Fair Market Value of the Stock on the date of exercise, by the “net exercise method”, as set forth in the relevant Grant.

(iv) At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (1) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (2) in such other form of consideration permitted by the State of Delaware General Corporation Law as may be acceptable to the Board.

(d) Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually unless the Board determines otherwise. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

(e) Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(f) Termination of Status as Employee, Consultant or Director:

(i) Incentive Stock Options. If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of “termination for Cause”, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

(ii) Non-statutory Options. With respect to Non-statutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days following termination of employment or services as the Board deems reasonable and appropriate (whether such determination is made by the Board at the time of Grant, or subsequently during the term of any Option, including upon or following termination of employment or services). Except that in the case of “termination for Cause” or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services, subject to any determination of the Board to vest additional shares of Stock upon or following such termination. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without Cause.

(iii) Employment Agreements. In the event the terms contained in this Section 5(f) conflict with that of an employment agreement entered between the Company and an Optionee, then the terms of the employment agreement shall govern.

(g) Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(h) Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, which period shall not be more, in the case of a Non-statutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

(i) Non-transferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(j) Recapitalization; Reorganization:

(i) Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “ effected without receipt of consideration “ by the Company.

(ii) In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 5(e) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

(iii) Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

(iv) In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

(v) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

(vi) Except as expressly provided in this Section 5(j), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

(vii) The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(k) Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is issued, except as expressly provided in Section 5(j) hereof.

(l) Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(l), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(m) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(o) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(n) Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Delaware corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(o) Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, pursuant to forms which shall be approved by the Board of Directors from time to time (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable state securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6. Stock Awards and Restricted Stock Purchase Offers.

(a) Types of Grants.

(i) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement pursuant to forms which shall be approved by the Board from time to time.

(ii) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer pursuant to forms which shall be approved by the Board from time to time.

(b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of this Section 6(b). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c) Non-assignability.

(i) Except pursuant to Section 6(d)(iii) and except as set forth in Section 6(c)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii) Where a Participant terminates employment and retains a Grant pursuant to Section 6(d)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(d) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(d), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i) Retirement Under a Company Retirement Plan. When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company, or is terminated by the Company other than for cause and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

(iii) Death or Disability of a Participant.

(1) In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for Cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4) In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7. Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8. Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Non-statutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares of Stock under such Grants, an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such Stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the General Counsel, or to the Chief Executive Officer of the Company and sent by e-mail to legal@authid.ai, and shall become effective when it is received by the office of the General Counsel.

11. Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

12. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

13. Effective and Termination Dates. The Plan shall become effective upon the adoption by the Board. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws. Any Grants made prior to the date of such stockholder approval shall be made subject to such stockholder approval.

01 - Rhoniel A. Daguro 04 - Kunal Mehta For Withhold For Withhold For Withhold 02 - Ken Jisser 03 - Michael L. Koehneman 05 - Ram Menghani 06 - Jacqueline L. White 1 U P X Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. A 04APLC 2. To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026. 3 . To approve and ratify adoption of the 2026 Equity Incentive Plan and the authorization of 3 , 500 , 000 shares of common stock for issuance under the 2026 Equity Incentive Plan . 1. Election of Directors: For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B authID Inc. Annual Meeting Proxy Card 1234 5678 9012 345 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ხ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ხ MMMMMMMMMMMM MMMMMMMMM 6 8 8 5 2 8 If no electronic voting, delete QR code and control # 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/AUID or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1 - 800 - 652 - VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/AUID

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/AUID authID Inc. Notice of the Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — July 6, 2026 Ed Sellitto, CFO, and Graham N . Arad, General Counsel, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of authID Inc . to be held on July 6 , 2026 or at any postponement or adjournment thereof . Shares represented by this proxy will be voted by the stockholder . If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3 . In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting . (Items to be voted appear on reverse side) Non - Voting Items C ხ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ხ Change of Address — Please print new address below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/AUID The 2026 Annual Meeting of Stockholders of authID Inc. will be held virtually on July 6, 2026, at 10:00 a.m. ET. You will need to register in advance to attend the meeting with a validated email address. To register, go to: https://edge.media - server.com/mmc/p/gjg9vtrn/ . Or Scan this QR Code with your mobile phone: Annual Meeting of authID Inc. Stockholders Monday, July 6, 2026 10:00 a.m. ET